SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: January 9, 2003



                                  XIN NET, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



     Florida                    0-26559                     330-751560
-------------------             -------------               ----------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


        Suite 950, 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (604) 632-9638

Item 1.           Changes in Control of Registrant

                  None.


Item 2.           Acquisition or Disposition of Assets

                  None.


Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrant's Certifying Accountant

                  None.


Item 5.           Other Events

        On January 6, 2003, Xin Net Corp. acquired Windsor Education Academy Inc., a Richmond, British Columbia based school specializing in English as a Second Language (ESL) courses to foreign students. Total consideration was C$200,000 (about US$128,00).


Item 6.           Resignation of Registrant's Directors

                  None.


Item 7.           Financial Statements & Exhibits

                  Financial Statements - None.

                  Exhibits:

                           10.1 Letter of Intent between Xin Net Corp. and
                                Windsor Education Academy Inc.

Item 8.           Change in Fiscal Year

                  None.


Item 9.           Regulation FD Disclosure

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2003


                                            XIN NET CORP.



                                            By: /s/ Ernest Cheung
                                                --------------------------------
                                                Ernest Cheung, Director